Exhibit 99.1

StoneBridge Acquisition Corporation (NASDAQ: APAC) Announces Business Combination Agreement with Southeast Asia’s ‘Fintech-As-A-Service’ (FaaS) player – DigiAsia

-	DigiAsia is an Indonesia focussed Embeddable ‘Fintech-As-A-Service’ (FaaS) company, the combined company to be listed under the ticker symbol (Nasdaq: FAAS). Digi provides FaaS across Digital wallets, Utility Bill Payments, Banking-As-A-Service (BaaS), Supply Chain Payments, Remittances and Working Capital Loans to Merchants.

-	Strong strategic partnerships validate investment potential. DigiAsia is the exclusive Mastercard partner in Indonesia and its other key partners include Western Union, Starbucks, Garuda Indonesia, Bukalapak, Semen Indonesia, KaiPay, eFishery, and Home Credit.

-	The combined operating entity could have access to as much as $200 million in net cash upon deal close which will help fund DigiAsia’s growth by focusing on customer and ecosystem buildout, new BaaS product development, expansion with current customers, and monetization of ecosystem data.

-	All current shareholders including Mastercard (NYSE:MA) and Reliance Capital Management (RCM) will roll over 100 percent of their equity.

-	DigiAsia has also secured a partnership with DBS Bank Ltd (SGX: D05), the largest bank in Singapore and Southeast Asia, to disburse loans into DigiAsia’s lending marketplace for merchants.

-	Yorkville Advisors Global has committed to $100 million of equity financing, including pre-paid advance of up to $30 million in three tranches

-	The Transaction values the combined company at a pre-money equity valuation of $500 million and is expected to close in 2Q 2023.

New York, NY, January 5th, 2023 – StoneBridge Acquisition Corporation (“Stonebridge”) (Nasdaq: APAC), an Asia-Pacific focussed publicly traded special purpose acquisition company (SPAC), today announced the signing of a binding business combination agreement with DigiAsia Bios Pte Ltd (“DigiAsia”), Indonesia’s Embeddable ‘Fintech-as-a-Service’ (FaaS) company. Upon completion of the Transaction, the combined company will be named DigiAsia and will trade on The Nasdaq Stock Market under the ticker symbol ‘FAAS’.

Founded in Jakarta in 2017 by Alexander Rusli and Prashant Gokarn, DigiAsia is a leader in embedded Fintech and Banking in Indonesia. It is committed to responding to all kinds of challenges related to the financial sphere and focused on serving a large total addressable market (TAM) of $245 billion and growing.

DigiAsia is accelerating financial inclusion through its licenses and technology stack by providing Embedded Fintech solutions to B2B2C (Business to Business to Consumer) and B2B2M (Business to Business to Merchant) such as mobile wallets, card issuance, bill payments, cash management, supply chain payments, and lending, among others. The company operates with fintech licenses; to serve Digital Wallets and Payments, Banking As a Service, P2P Lending, Remittances, and other Digital Financial Services.

DigiAsia is the exclusive Mastercard partner in Indonesia and its other key partners include WesternUnion, Bukalapak, Starbucks, Garuda Indonesia, Semen Indonesia, KaiPay, eFishery, and Home Credit.

Transaction Overview

The Transaction values the combined company at a pre-money equity valuation of $500 million and existing DigiAsia shareholders which include Mastercard (NYSE: MA) and Reliance Capital Management (“RCM”), a portfolio company of LeapFrog Investments (a global impact investment focused fund), will roll 100 percent of their equity into the combined company as part of the Transaction. In addition to the equity investment, DigiAsia has also secured a partnership with DBS Bank Ltd (SGX: D05), the largest bank in Singapore and Southeast Asia, on Oct 31st, 2022, to disburse loans into DigiAsia’s lending marketplace for merchants via its KreditPro platform.

Assuming no redemptions by Stonebridge public shareholders, upon deal close the combined operating entity could have access to as much as $200 million in net cash (after paying transaction expenses) from the Stonebridge trust account. Final proceeds will depend upon redemption rates of current Stonebridge shareholders at the consummation of the proposed Transaction.

Additionally, concurrent and in connection with the business combination agreement, Stonebridge has secured non-binding letter of intent for a Standby Equity Purchase Agreement with Yorkville Advisors Global, LP, for up to $100 million of equity financing, which includes a pre-paid advance of up to $30 million in three tranches subject to certain conditions upon completion of the announced merger with Stonebridge.

The business combination agreement, which has been approved by the Board of Managers of DigiAsia and by the Board of Directors of APAC, is expected to close during the second quarter of 2023, subject to the approval of the shareholders of APAC and other customary closing conditions.

Management Comments

“DigiAsia's vision is to be an active part of the digital revolution of Indonesia by enabling financial services - lending, payments, remittances and mass low cost banking - to all individuals and businesses, irrespective of their size or socioeconomic status. We are also very proud to be working with Mastercard (NYSE:MA) to build on our existing offering in order to increase financial inclusion in Indonesia,” says Prashant Gokarn, Co-CEO of DigiAsia.

“Stonebridge was established as a bridge for IPO ready companies in the Asia-Pacific region to access the US public markets. DigiAsia’s focus on Indonesia, one of the fastest growing markets in Asia, its ability to scale quickly through sticky customers, the strategic investors on the cap table and a management team with a proven track record make it a great fit for Stonebridge,” says Bhargav Marepally, CEO of Stonebridge Acquisition Corporation.

“DigiAsia has an established presence in Indonesia and is looking toward immediate expansion into South East Asia followed by the Middle East and North Africa. The capital raise via IPO and the subsequent execution will help establish Digi as a clear leader in the white labelled digital wallets and Banking-as-a-Service verticals in the region,” says Alexander Rusli, Co-CEO of DigiAsia.

Prior to entering into the Merger Agreement DigiAsia closed a $14.5 million investment at a $450 million post-money valuation which was led by Reliance Capital Management (“RCM”). The investment also entails a strategic partnership between RCM and DigiAsia in the areas of insurance, asset management, among others where RCM operates. With further collaboration with RCM, DigiAsia expects to become the first full-stack B2B embedded finance solutions provider in Indonesia.

“Indonesia has a credit card penetration of less than 4% and more than half of the population remains unbanked. DigiAsia is best positioned to capitalize on this large TAM. Also, sustainable take rates resulting in solid unit economics and strong long term gross margins at over 50%, make it a highly profitable business model,” says Prabhu Antony, President & CFO of Stonebridge.

Additional information about the proposed transaction, including a copy of the Merger Agreement, this press release, and an investor presentation, will be provided in a Current Report on Form 8-K to be filed by Stonebridge with the SEC and available at www.sec.gov. More information about the proposed transaction will also be described in Stonebridge’s proxy statement/prospectus relating to the business combination, which it will file with the SEC.

Legal Advisors

Winston & Strawn LLP is acting as legal advisor to StoneBridge Acquisition Corporation and Norton Rose Fulbright US LLP is acting as legal advisor to DigiAsia Bios Pte Ltd in this transaction.

About StoneBridge Acquisition Corporation:

StoneBridge Acquisition Corporation is a blank check company incorporated as Cayman Islands exempted for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. Stonebridge focused its search on a target with operations or prospective operations in the consumer technology, communications, software, SaaS, fintech or media sectors. The geographic focus for the SPAC was the Asia Pacific region. Stonebridge helps visionary entrepreneurs navigate the US capital markets to create enterprise value for themselves and for their investors. To learn more, visit http://stonebridgespac.com/.

About DigiAsia:

Established in 2017, DigiAsia Bios is Indonesia’s Embedded Fintech-as-a-Service (FaaS) company in Indonesia. Committed to responding to all kinds of challenges related to the financial sphere, this start-up company, founded by Alexander Rusli and Prashant Gokarn, operates with four licenses; to serve Digital Payment (KasPro), P2P Lending (KreditPro), Remittances (RemitPro), and Digital Financial Services (Digibos). The entire products and services from DigiAsia Bios can be embedded with any application and ecosystem, enabling corporate partners and the public in general to easily utilize fintech solutions to optimize financial management processes, both in terms of business and daily life. To learn more, visit https://www.digiasia.asia/.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

For additional information on the proposed transaction, see Stonebridge’s Current Report on Form 8-K, which will be filed concurrently with this press release. In connection with the proposed transaction, the parties intend to file relevant materials with the Securities and Exchange Commission, including a registration statement on Form S-4 to be filed by Stonebridge with the SEC, which will include a proxy statement/prospectus of Stonebridge, and will file other documents regarding the proposed transaction with the SEC. Stonebridge’s shareholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus and the amendments thereto and the definitive proxy statement and documents incorporated by reference therein filed in connection with the proposed business combination, as these materials will contain important information about DigiAsia, Stonebridge, and the proposed business combination. Promptly after the Form F-4 is declared effective by the SEC, Stonebridge will mail the definitive proxy statement/prospectus and a proxy card to each shareholder entitled to vote at the meeting relating to the approval of the Business Combination and other proposals set forth in the proxy statement/prospectus. Before making any voting or investment decision, investors and stockholders of Stonebridge are urged to carefully read the entire registration statement and proxy statement/prospectus, when they become available, and any other relevant documents filed with the SEC, as well as any amendments or supplements to these documents, because they will contain important information about the proposed transaction. The documents filed by Stonebridge with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov, or by directing a request to StoneBridge Acquisition Corporation, 1104 Linnea Lane, Southlake, Texas 76092

Participants in Solicitation

Stonebridge and its directors and executive officers may be deemed participants in the solicitation of proxies from its stockholders with respect to the business combination. A list of the names of those directors and executive officers and a description of their interests in Stonebridge will be included in the proxy statement/prospectus for the proposed business combination when available at www.sec.gov. Information about Stonebridge’s directors and executive officers and their ownership of Stonebridge common stock is set forth in the Stonebridge Form 10-K, dated April 15, 2022, and in their prospectus dated July 15, 2021, as modified or supplemented by any Form 3 or Form 4 filed with the SEC since the date of such filing. Other information regarding the interests of the participants in the proxy solicitation will be included in the proxy statement/prospectus pertaining to the proposed business combination when it becomes available. These documents can be obtained free of charge from the source indicated above.

DigiAsia and their respective directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of DigiAsia in connection with the proposed business combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed business combination will be included in the proxy statement/prospectus for the proposed business combination.

FORWARD-LOOKING STATEMENTS

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results, our plans, objectives, expectations and intentions with respect to future operations, products and services; and other statements identified by words such as “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimated,” “believe,” “intend to,” “plan,” “projection,” “outlook,” “hope to” or words of similar meaning. These forward-looking statements include, but are not limited to, statements regarding DigiAsia’s industry and market sizes, future opportunities for DigiAsia and Stonebridge, Stonebridge’s estimated future results and the proposed business combination between Stonebridge and DigiAsia likelihood, timing and ability of the parties to successfully consummate the proposed transaction. Such forward-looking statements are based upon the current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond our control. Actual results and the timing of events may differ materially from the results anticipated in these forward-looking statements.

In addition to factors previously disclosed in Stonebridge’s reports filed with the SEC and those identified elsewhere in this communication, the following factors, among others, could cause actual results and the timing of events to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: inability to meet the closing conditions to the business combination, including the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; the inability to complete the transactions contemplated by the Merger Agreement due to the failure to obtain approval of Stonebridge’s shareholders, the failure to achieve the minimum amount of cash available following any redemptions by Stonebridge shareholders, redemptions exceeding a maximum threshold or the failure to meet The Nasdaq Stock Market’s initial listing standards in connection with the consummation of the contemplated transactions; costs related to the transactions contemplated by the Merger Agreement; a delay or failure to realize the expected benefits from the proposed transaction; risks related to disruption of management’s time from ongoing business operations due to the proposed transaction; changes in the markets in which DigiAsia provides embedded financial offering services, including with respect to its competitive landscape, technology evolution or regulatory changes; changes in domestic and global general economic conditions, risk that DigiAsia may not be able to execute its growth strategies, including providing software solutions for the broad blockchain technology, and identifying, acquiring, and integrating acquisitions; risks related to the ongoing COVID-19 pandemic and response; risk that DigiAsia may not be able to develop and maintain effective internal controls; and other risks and uncertainties indicated in Stonebridge final prospectus, dated July 15, 2021, for its initial public offering, and the proxy statement/prospectus relating to the proposed business combination, including those under “Risk Factors” therein, and in Stonebridge other filings with the SEC. Stonebridge and DigiAsia caution that the foregoing list of factors is not exclusive.

Actual results, performance or achievements may differ materially, and potentially adversely, from any projections and forward-looking statements and the assumptions on which those forward-looking statements are based. There can be no assurance that the data contained herein is reflective of future performance to any degree. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance as projected financial information and other information are based on estimates and assumptions that are inherently subject to various significant risks, uncertainties and other factors, many of which are beyond our control. All information set forth herein speaks only as of the date hereof in the case of information about Stonebridge and DigiAsia or the date of such information in the case of information from persons other than Stonebridge or DigiAsia, and we disclaim any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this communication. Forecasts and estimates regarding DigiAsia’s industry and end markets are based on sources we believe to be reliable, however there can be no assurance these forecasts and estimates will prove accurate in whole or in part. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

No Offer or Solicitation

This press release shall not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the proposed business combination. This press release shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Company Contact:

Prabhu Antony

646-314-3555

p.antony@stonebridgespac.com

PR Contact:

Peter Wright

617-454-1088

StoneBridgeAC@intro-act.com